Exhibit 99.2

                     Certification pursuant to Section 1350
      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
      --------------------------------------------------------------------


In connection with the Annual Report Pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 on Form 10-K of DA Consulting Group, Inc. (the "COMPANY") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Dennis C. Fairchild, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                /s/ Dennis C. Fairchild
                                ----------------------------------------
                                Dennis C. Fairchild
                                Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)
                                Date:  March 31, 2003



A signed original of this written statement required by Section 906 has been provided to DA Consulting Group, Inc. and will be retained by DA Consulting Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon its request.